                                                                    Exhibit 99.3


Transaction
------------------------------

    Issuer        Conseco Finance Securitizations Corporation

    Series        2000-B

    Collateral    Fixed Rate Home Equity
                  Loan Balance:            1,000,000,000

    Servicer      Conseco Finance Corporation

    Rating
    Agencies      S&P/Moody's/Duff & Phelps


Terms
------------------------------

     Class                              MF-1           MF-2         BF-1

     Rating                           AA/Aa2/AA       A/A2/A     BBB/Baa2/BBB

     Amount        Class Balance:    59,300,000     50,500,000    30,200,000
                   Offered Amount:   59,300,000     50,500,000    30,200,000

     Offered At    Price Talk:          +155         +190-200        +300
                   Benchmark:         7.5 2-05       7.5 2-05      7.5 2-05
                   Pricing Speed:     125% PPC       125% PPC      125% PPC
                   Priced:             To Call        To Call       To Call


Structure
------------------------------

     Credit
     Support
                ------------------------------------------------------------
                Fixed              Initial Credit Support    After Stepdown
                                   -----------------------------------------
                                     Size%      Support%        Support%
                                   -----------------------------------------
                      AAA            81.00%      19.00%          38.00%
                      AA             5.93%       13.07%          26.14%
                      A              5.05%       8.02%           16.04%
                      BBB            3.02%       5.00%           10.00%
                Limited Guarantee    3.50%       1.50%           3.00%
                      OC             1.50%       0.00%           0.00%
                ------------------------------------------------------------
                Initial OC never steps down
                If the structure does not step down principal is paid sequentially

     Triggers

             1) The 3 month rolling average 60+ delinquency percentage cannot exceed 42.5% of the senior enhancement percentage

             2) (or) Cumulative losses for the fixed rate collateral group cannot exceed the following percentages of the initial pool balance

                  -------------------------------
                     Periods          Cum Loss %
                     -------          ----------
                       1-36               N/A
                      37-48              4.40%
                      49-60              5.23%
                      61-84              5.50%
                   85-Maturity           6.00%
                  -------------------------------




                                                  Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Sensitivity Analysis - Class MF-1
--------------------------------------------------

                   ----------------------------------------------------
       Scenarios                  I       II      III       IV       V
                   ----------------------------------------------------
                   Fix - PPC     75%     100%     125%     150%    175%
                   ----------------------------------------------------

     Extension Risk

--------------------------------------------------------------------------------
                                    Base Case

              Price to Yield   I         II        III       IV        V
              --------------   -------   -------   -------   -------   --------
              100.00           8.10      8.10      8.10      8.10      8.10
              WAL              7.4       5.7       4.6       4.1       3.9
    To Call   Mod Dur          5.3       4.4       3.7       3.4       3.2
              FirstPrinPay     6/15/04   6/15/03   5/15/03   8/15/03   11/15/03
              Maturity         4/15/09   3/15/07   11/15/05  11/15/04  3/15/04
              Prin Window      59        46        31        16        5
              Extension Risk   0.0       0.0       0.0       0.0       0.0
              --------------   -------   -------   -------   -------   --------

              Price to Yield   I         II        III       IV        V
              --------------   -------   -------   -------   -------   --------
              100.00           8.10      8.10      8.10      8.10      8.10
              WAL              9.2       7.2       5.9       5.2       4.8
To Maturity   Mod Dur          6.0       5.1       4.4       4.0       3.8
              FirstPrinPay     6/15/04   6/15/03   5/15/03   8/15/03   11/15/03
              Maturity         11/15/14  8/15/12   8/15/10   2/15/09   12/15/07
              Prin Window      126       111       88        67        50
              Extension Risk   1.8       1.5       1.3       1.1       0.9
              --------------   -------   -------   -------   -------   --------

                              Trigger Event Occurs

              Price to Yield   I        II        III       IV         V
              --------------   -------  -------   -------   -------    --------
              100.00           8.10     8.10      8.10      8.10       8.10
              WAL              9.1      7.0       5.6       4.6        4.0
              Mod Dur          6.2      5.2       4.4       3.7        3.3
              FirstPrinPay     4/15/09  3/15/07   11/15/05  11/15/04   3/15/04
              Maturity         4/15/09  3/15/07   11/15/05  11/15/04   3/15/04
              Prin Window      1        1         1         1          1
              Extension Risk   1.7      1.3       1.0       0.6        0.1
              --------------   -------  -------   -------   -------    --------

              Price to Yield   I        II        III       IV         V
              --------------   -------  -------   -------   -------    --------
              100.00           8.10     8.10      8.10      8.10       8.10
              WAL              11.7     9.1       7.3       5.9        4.8
              Mod Dur          7.3      6.2       5.3       4.5        3.9
              FirstPrinPay     7/15/09  5/15/07   1/15/06   1/15/05    4/15/04
              Maturity         2/15/15  10/15/12  10/15/10  4/15/09    2/15/08
              Prin Window      68       66        58        52         47
              Extension Risk   4.3      3.4       2.6       1.9        1.0
              --------------   -------  -------   -------   -------    --------

--------------------------------------------------------------------------------

     Default Risk

--------------------------------------------------------------------------------
                              Yield Breaks at Speed

         Price to Yield   I          II         III        IV         V
         --------------   ---------- ---------- ---------- ---------- ----------
         100.00           8.08       8.07       8.06       8.06       8.06
         CDR              20.9%      22.5%      24.1%      25.7%      27.1%
         WAL              4.6        4.0        3.5        3.1        2.8
To Call  Mod Dur          3.7        3.3        2.9        2.6        2.4
         FirstPrinPay     11/15/2004 03/15/2004 09/15/2003 04/15/2003 01/15/2003
         Maturity         11/15/2004 03/15/2004 09/15/2003 04/15/2003 01/15/2003
         Prin Window      1          1          1          1          1
         CollLossPercent  20.4       18.9       17.8       17.0       16.4
         ---------------  ---------- ---------- ---------- ---------- ----------


                           Break-Even Yields at Speed

Price to Yield      I           II          III         IV          V
--------------      ----------  ----------  ----------  ----------  ----------
100.00              -0.03       -0.01       -0.02       -0.02       -0.02
CDR                 23.9%       25.4%       26.9%       28.4%       29.8%
WAL                 4.3         3.7         3.3         3.0         2.7
Mod Dur             3.6         3.2         2.9         2.6         2.4
FirstPrinPay        07/15/2004  12/15/2003  07/15/2003  03/15/2003  12/15/2002
Maturity            07/15/2004  12/15/2003  07/15/2003  03/15/2003  12/15/2002
Prin Window         1           1           1           1           1
CollLossPercent     21.8        20.2        19.1        18.2        17.6
---------------     ----------  ----------  ----------  ----------  ----------

--------------------------------------------------------------------------------

         Loss severity is 40%
         Recovery delay is 12 months
         Based upon price talk/benchmarks (02-25 close) (1.55/6.553) Default risk yields assume that a trigger event occurs
         PPC - 4% CPR to 20% CPR over 12 months




                                                  Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Sensitivity Analysis - Class MF-2
--------------------------------------------------

                   ----------------------------------------------------
       Scenarios                  I       II      III       IV       V
                   ----------------------------------------------------
                   Fix - PPC     75%     100%     125%     150%    175%
                   ----------------------------------------------------

     Extension Risk

--------------------------------------------------------------------------------
                                    Base Case

                Price to Yield  I         II        III       IV        V
                --------------  --------  -------   -------   -------   --------
                100.00          8.50      8.50      8.50      8.50      8.50
                WAL             7.4       5.7       4.6       4.0       3.7
    To Call     Mod Dur         5.3       4.3       3.7       3.3       3.1
                FirstPrinPay    6/15/04   6/15/03   5/15/03   6/15/03   7/15/03
                Maturity        4/15/09   3/15/07   11/15/05  11/15/04  3/15/04
                Prin Window     59        46        31        18        9
                Extension Risk  0.0       0.0       0.0       0.0       0.0
                --------------  --------  -------   -------   -------   --------

                Price to Yield  I         II        III       IV        V
                --------------  --------  -------   -------   -------   --------
                100.00          8.50      8.50      8.50      8.50      8.50
                WAL             9.2       7.2       5.9       5.1       4.6
To Maturity     Mod Dur         5.9       5.0       4.3       3.9       3.6
                FirstPrinPay    6/15/04   6/15/03   5/15/03   6/15/03   7/15/03
                Maturity        11/15/14  8/15/12   8/15/10   2/15/09   12/15/07
                Prin Window     126       111       88        69        54
                Extension Risk  1.8       1.5       1.3       1.1       0.9
                --------------  --------  -------   -------   -------   --------

                              Trigger Event Occurs

                Price to Yield  I         II        III       IV        V
                --------------  --------  -------   -------   -------   --------
                100.00          8.50      8.50      8.50      8.50      8.50
                WAL             9.1       7.0       5.6       4.6       4.0
                Mod Dur         6.1       5.1       4.3       3.7       3.3
                FirstPrinPay    4/15/09   3/15/07   11/15/05  11/15/04  3/15/04
                Maturity        4/15/09   3/15/07   11/15/05  11/15/04  3/15/04
                Prin Window     1         1         1         1         1
                Extension Risk  1.7       1.3       1.0       0.6       0.3
                --------------  --------  -------   -------   -------   --------

                Price to Yield  I         II        III       IV        V
                --------------  --------  -------   -------   -------   --------
                100.00          8.50      8.50      8.50      8.50      8.50
                WAL             11.9      9.5       7.9       6.7       5.8
                Mod Dur         7.2       6.3       5.5       4.9       4.4
                FirstPrinPay    7/15/09   5/15/07   1/15/06   1/15/05   5/15/04
                Maturity        2/15/15   10/15/12  10/15/10  4/15/09   2/15/08
                Prin Window     68        66        58        52        46
                Extension Risk  4.5       3.8       3.2       2.7       2.1
                --------------  --------  -------   -------   -------   --------

--------------------------------------------------------------------------------

     Default Risk

--------------------------------------------------------------------------------
                              Yield Breaks at Speed

         Price to Yield   I          II         III        IV         V
         --------------   ---------- ---------- ---------- ---------- ----------
         100.00           8.47       8.48       8.46       8.49       8.46
         CDR              15.0%      15.6%      16.3%      17.1%      17.8%
         WAL              5.4        4.6        4.0        3.5        3.1
To Call  Mod Dur          4.2        3.7        3.3        2.9        2.6
         FirstPrinPay     08/15/2005 10/15/2004 03/15/2004 09/15/2003 04/15/2003
         Maturity         08/15/2005 10/15/2004 03/15/2004 09/15/2003 04/15/2003
         Prin Window      1          1          1          1          1
         CollLossPercent  16.8       15.0       13.7       12.7       11.9
         ---------------  ---------- ---------- ---------- ---------- ----------

                           Break-Even Yields at Speed


Price to Yield      I           II          III         IV          V
--------------      ----------  ----------  ----------  ----------  ----------
100.00              -0.02       -0.02       -0.04       -0.03       -0.04
CDR                 17.2%       17.9%       18.5%       19.2%       20.0%
WAL                 5.0         4.3         3.8         3.4         3.0
Mod Dur             4.0         3.5         3.2         2.9         2.6
FirstPrinPay        04/15/2005  07/15/2004  01/15/2004  08/15/2003  03/15/2003
Maturity            04/15/2005  07/15/2004  01/15/2004  08/15/2003  03/15/2003
Prin Window         1           1           1           1           1
CollLossPercent     18.3        16.4        15.0        13.9        13.0
---------------     ----------  ----------  ----------  ----------  ----------

--------------------------------------------------------------------------------

         Loss severity is 40%
         Recovery delay is 12 months
         Based upon price talk/benchmarks (02-25 close) (1.95/6.553) Default risk yields assume that a trigger event occurs
         PPC - 4% CPR to 20% CPR over 12 months




                                                  Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Sensitivity Analysis - Class BF-1
--------------------------------------------------

                   ----------------------------------------------------
       Scenarios                  I       II      III       IV       V
                   ----------------------------------------------------
                   Fix - PPC     75%     100%     125%     150%    175%
                   ----------------------------------------------------

     Extension Risk

--------------------------------------------------------------------------------
                                    Base Case

              Price to Yield   I         II        III       IV         V
              --------------   -------   -------   --------  --------   -------
              100.00           9.55      9.55      9.55      9.55       9.55
              WAL              7.4       5.7       4.6       4.0        3.6
    To Call   Mod Dur          5.1       4.2       3.6       3.2        2.9
              FirstPrinPay     6/15/04   6/15/03   4/15/03   5/15/03    6/15/03
              Maturity         4/15/09   3/15/07   11/15/05  11/15/04   3/15/04
              Prin Window      59        46        32        19         10
              Extension Risk   0.0       0.0       0.0       0.0        0.0
              --------------   -------   -------   --------  --------   -------

              Price to Yield   I         II        III       IV         V
              --------------   -------   -------   --------  --------   -------
              100.00           9.55      9.55      9.55      9.55       9.55
              WAL              9.2       7.2       5.9       5.0        4.4
To Maturity   Mod Dur          5.6       4.8       4.2       3.7        3.4
              FirstPrinPay     6/15/04   6/15/03   4/15/03   5/15/03    6/15/03
              Maturity         11/15/14  8/15/12   8/15/10   2/15/09    12/15/07
              Prin Window      126       111       89        70         55
              Extension Risk   1.8       1.5       1.2       1.1        0.8
              --------------   -------   -------   --------  --------   -------

                              Trigger Event Occurs

              Price to Yield   I         II        III       IV         V
              --------------   -------   -------   --------  --------   -------
              100.00           9.55      9.55      9.55      9.55       9.55
              WAL              9.1       7.0       5.6       4.6        4.0
              Mod Dur          5.9       4.9       4.2       3.6        3.2
              FirstPrinPay     4/15/09   3/15/07   11/15/05  11/15/04   3/15/04
              Maturity         4/15/09   3/15/07   11/15/05  11/15/04   3/15/04
              Prin Window      1         1         1         1          1
              Extension Risk   1.7       1.3       1.0       0.7        0.4
              --------------   -------   -------   --------  --------   -------

              Price to Yield   I         II        III       IV         V
              --------------   -------   -------   --------  --------   -------
              100.00           9.55      9.55      9.55      9.55       9.55
              WAL              11.9      9.5       7.9       6.7        5.8
              Mod Dur          6.9       6.0       5.3       4.7        4.3
              FirstPrinPay     7/15/09   5/15/07   1/15/06   1/15/05    5/15/04
              Maturity         2/15/15   10/15/12  10/15/10  4/15/09    2/15/08
              Prin Window      68        66        58        52         46
              Extension Risk   4.5       3.8       3.3       2.7        2.2
              --------------   -------   -------   --------  --------   -------

--------------------------------------------------------------------------------

     Default Risk

--------------------------------------------------------------------------------
                              Yield Breaks at Speed
          Price to Yield  I          II         III        IV         V
          --------------  ---------- ---------- ---------- ---------- ---------
          100.00          9.51       9.53       9.54       9.54       9.54
          CDR             12.5%      12.6%      12.8%      13.0%      13.3%
          WAL             5.8        4.9        4.2        3.7        3.2
To Call   Mod Dur         4.3        3.8        3.3        3.0        2.7
          FirstPrinPay    01/15/2006 02/15/2005 06/15/2004 12/15/2003 06/15/2003
          Maturity        01/15/2006 02/15/2005 06/15/2004 12/15/2003 06/15/2003
          Prin Window     1          1          1          1          1
          CollLossPercent 15.1       13.0       11.5       10.3       9.3
          --------------- ---------- ---------- ---------- ---------- ---------

                           Break-Even Yields at Speed
Price to Yield      I           II          III         IV          V
--------------      ----------  ----------  ----------  ----------  ----------
100.00              -0.01       -0.01       -0.03       -0.01       -0.02
CDR                 13.6%       13.9%       14.1%       14.3%       14.6%
WAL                 5.5         4.7         4.1         3.6         3.2
Mod Dur             4.1         3.7         3.4         3.0         2.7
FirstPrinPay        10/15/2005  12/15/2004  05/15/2004  11/15/2003  06/15/2003
Maturity            10/15/2005  12/15/2004  05/15/2004  11/15/2003  06/15/2003
Prin Window         1           1           1           1           1
CollLossPercent     15.9        13.8        12.3        11.1        10.1
---------------     ----------  ----------  ----------  ----------  ----------

--------------------------------------------------------------------------------

          Loss severity is 40%
          Recovery delay is 12 months
          Based upon price talk/benchmarks (02-25 close) (3.0/6.544) Default risk yields assume that a trigger event occurs
          PPC - 4% CPR to 20% CPR over 12 months




                                                  Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Initial Fixed Rate Collateral
------------------------------------------

-------------------------------------------------------------------------------------------
                                                           Total         Minimum   Maximum
                                                           -----         -------   -------
Statistical Calculation Date Aggregate Principal Balance   590,169,636
Number of Loans                                            9,966
Average Original Loan Balance                              60,011        5,483     357,640
Average Current Loan Balance                               59,218        5,483     354,840
Weighted Average Combined LTV                              90.51%        6.57%     125.00%
Weighted Average Gross Coupon                              12.37%        7.04%     21.30%
Weighted Average Remaining Term to Maturity (months)       243           13        360
Weighted Average Original Term (months)                    244           36        360
Weighted Average FICO Credit Score                         626
Weighted Average Debt to Income Ratio                      42.61%
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Percent of Statistical Calculation
                                                  Date Principal Balance
                                          -------------------------------------
Fully Amortizing Home Equity Loans                                       68.33%
Balloon Home Equity Loans                                                31.67%

Lien Position                             First                          78.15%

Occupancy Status                          Primary                        98.43%

Geographic Distribution                   California                     9.44%
                                          Florida                        5.65%
                                          Ohio                           5.63%
                                          Michigan                       5.32%
                                          Other                          73.96%*

Credit Grade                              A-1                            59.96%
                                          A-2                            19.34%
                                          B                              16.52%
                                          C                              3.44%
                                          D                              0.74%
--------------------------------------------------------------------------------
*Total may not add to 100% due to rounding.
Based upon Term Sheet




                                                  Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
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